UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): October 3, 2005

                                 ConocoPhillips
             (Exact name of registrant as specified in its charter)

          Delaware                    001-32395               01-0562944
(State or other jurisdiction of      (Commission           (I.R.S. Employer
        incorporation)               File Number)         Identification No.)


                             600 North Dairy Ashford
                              Houston, Texas 77079
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (281) 293-1000




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On October 3, 2005, ConocoPhillips issued a press release providing a third quarter 2005 interim update. A copy of the press release is furnished herewith as Exhibit 99 and incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

         99. --   Press release issued by ConocoPhillips on October 3, 2005.



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   CONOCOPHILLIPS



                                  /s/              John A. Carrig
                                  ----------------------------------------------
                                                   John A. Carrig
                                        Executive Vice President, Finance,
                                             and Chief Financial Officer

October 3, 2005


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                                  EXHIBIT INDEX


Exhibit
No.           Description
---           -----------
99.      --   Press release issued by ConocoPhillips on October 3, 2005.